EXHIBIT 23.3




                  INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration
Statement of Host America Corporation on Form S-8 of our report dated August 20, 2002, appearing in the Annual Report on Form 10-KSB of Host America Corporation for the year ended
June 30, 2002.

                              /s/ DISANTO BERTOLINE & COMPANY, P.C.

Glastonbury, Connecticut
October 7, 2003